                                                                    EXHIBIT 4.03

                                   THROW INC.

                     INCENTIVE STOCK OPTION LETTER AGREEMENT


TO:  _____________________                      Date of Grant: _________________

        We are pleased to inform you that you have been selected by the Plan Administrator of Throw Inc.'s (the "Company") 1996 Stock Option Plan (the "Plan") to receive an incentive stock option for the purchase of ______ shares of the Company's Common Stock at an exercise price of $____ per share. A copy of the Plan is attached and incorporated into this Incentive Stock Option Letter Agreement (the "Stock Option Letter Agreement") by reference. If such Plan has not been or is not approved by the shareholders of the Company within twelve
(12) months before or after the adoption of this Plan, this option will be invalid.

        The terms of the option are as set forth in the Plan and in this Agreement. This Agreement is subject to and in accordance with the express terms and conditions of the Plan and is in all respects limited by and subject to the express terms and provisions of the Plan. The most important of the terms set forth in the Plan are summarized as follows:

        TERM: The term of the option is ten (10) years from date of grant, unless sooner terminated.

        VESTING: The option shall vest and become exercisable according to the following schedule.

           Date on and                              Portion of Total
  After which Option is Exercisable            Option which is Exercisable
  ---------------------------------            ---------------------------





        TERMINATION: Unless otherwise determined at any time by the Plan Administrator, the option will terminate immediately upon termination for Cause (as defined in the Plan) or one (1) year after termination of service as a result of retirement, early retirement at the Company's request, disability, or death or three (3) months after all other terminations, but in each case not later than the remaining term of the option. The option must be exercised within three (3) months after termination of employment for reasons other than death or disability and one (1) year after termination of employment due to disability to qualify for the beneficial tax treatment afforded to incentive stock options.

        EXERCISE: During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise of Incentive Stock Option in the form attached to this Agreement when you exercise the option.

        PAYMENT FOR SHARES: Unless the Plan Administrator at any time determines otherwise, the option may be exercised by the delivery of:

        (a) Cash, personal check, bank certified or cashier's check;

        (b) Shares of the capital stock of the Company held by you for a period of at least six (6) months having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price. (You should consult your tax advisor before exercising this option with stock you received upon the exercise of an incentive stock option); or

        (c) A properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price; or

        (d) Such other consideration as the Plan Administrator may permit, including without limitation cancellation of indebtedness owed to you by Throw as of the date of exercise.

        TRANSFER OF OPTION: The option is not transferable except by will or by the applicable laws of descent and distribution.

        HOLDING PERIODS:

        (a) Securities and Exchange Act Section 16. If an individual subject to
Section 16 of the Exchange Act sells shares of Common Stock obtained upon the exercise of a stock option within six (6) months after the date the option was granted, such sale may result in short-swing profit recovery under Section 16(b) of the Exchange Act.

        (b) Taxation of Stock Options. In order to obtain certain tax benefits afforded to incentive stock options under Section 422 of the Code, an optionee must hold the shares issued upon the exercise of an incentive stock option for two (2) years after the date of grant of the option and one (1) year from the date of exercise. An optionee may be subject to the alternative minimum tax at the time of exercise.

        Tax advice should be obtained when exercising any option and prior to the disposition of the shares issued upon the exercise of any option.

        MARKET STANDOFF AGREEMENT: In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, you hereby agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any portion of the option without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's public offering.

        REGISTRATION: YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 14.3 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO SELL THE SHARES ISSUED UPON THE EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION.

        Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                       Very truly yours,

                                       THROW INC.


                                       By
                                          --------------------------------------

                          ACCEPTANCE AND ACKNOWLEDGMENT


        I, ___________________, a resident of the State of ________________, accept the incentive stock option described above and in Throw Inc.'s 1996 Stock Option Plan, and acknowledge receipt of a copy of this Agreement and a copy of the Plan. I have read and understand the Plan, including the provisions of
Section 14.3.

        Dated:
               ------------------


------------------------------------         -----------------------------------
Taxpayer I.D. Number
                                             -----------------------------------

                                             Address
                                                    ----------------------------

                                                    ----------------------------

        By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

        Dated:
               ------------------


                                             -----------------------------------
                                             Spouse's Signature


                                             -----------------------------------
                                             Printed Name

        By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.

        Dated:
               ------------------

                                             -----------------------------------

                                             -----------------------------------

                  NOTICE OF EXERCISE OF INCENTIVE STOCK OPTION


To:     Throw Inc.

        I, ___________________, a resident of the State of ________________, hereby exercise my incentive stock option granted by Throw Inc. (the "Company") on __________, subject to all the terms and provisions thereof and of the 1996 Stock Option Plan referred to therein, and notify the Company of my desire to purchase _________________ shares of Common Stock of the Company (the "Securities") at the exercise price of ______________ per share which were offered to me pursuant to said option.

        I hereby represent and warrant that (1) I have been furnished with a copy of the Plan and all information which I deem necessary to evaluate the merits and risks of the purchase of the Securities; (2) I have had the opportunity to ask questions and receive answers concerning the information received about the Securities and the Company; and (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Securities and the Company.

        I am aware that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws, pursuant to exemption(s) from registration. I understand that the reliance by the Company on such exemption(s) is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

        I hereby represent and warrant that I am purchasing the Securities for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Securities.

        I understand that because the Securities have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Securities cannot be sold unless the Securities are subsequently registered or an exemption from registration is available.

        I agree that I will in no event sell or distribute all or any part of the Securities unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Securities or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

        In connection with the initial public offering of the Company's Securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's Securities, I agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any portion of the Securities without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such initial public offering.

        In addition to any other limitation on transfer created by applicable securities laws, I shall not assign, encumber or dispose of any interest in the Securities except in compliance with the following provisions and applicable securities laws.

        (a) Right of First Refusal. Before any Securities held by me or any transferee of mine (either being sometimes referred to as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Securities on the terms and conditions set forth in this section (a) (the "Right of First Refusal").

               (i) Notice of Proposed Transfer. The Holder of the Securities shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Securities; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Securities to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Securities at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

               (ii) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Securities proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (a)(iii) below.

               (iii) Purchase Price. The purchase price ("Purchase Price") for the Securities purchased by the Company or its assignee(s) under this section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v) Holder's Right to Transfer. If all of the Securities proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this section (a), then the Holder may sell or otherwise transfer such Securities to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this section

(a) shall continue to apply to the Securities in the hands of such Proposed Transferee. If the Securities described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Securities held by the Holder may be sold or otherwise transferred.

               (vi) Exception for Certain Family Transfers. Anything to the contrary contained in this section notwithstanding, the transfer of any or all of the Securities during my lifetime or on my death by will or intestacy to my Immediate Family (as defined below) or a trust for the benefit of my Immediate Family shall be exempt from the provisions of this section (a). "Immediate Family" as used herein shall mean my spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Securities so transferred subject to the provisions of this section (a), and there shall be no further transfer of such Securities except in accordance with the terms of this section.

        (b)    Involuntary Transfer

               (i) Company's Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Notice of Exercise, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in the above) of all or a portion of the Securities by the record holder thereof, the Company shall have the right to purchase all of the Securities transferred at the greater of the exercise price paid by me or the fair market value of the Securities on the date of transfer. Upon such a transfer, the person acquiring the Securities shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Securities shall be provided to the Company for a period of thirty
(30) days following receipt by the Company of written notice by the person acquiring the Securities.

               (ii) Price for Involuntary Transfer. With respect to any Securities to be transferred pursuant to the above subsection (b)(i), the price per share shall be a price set by the Board of Directors of the Company that will reflect the current value of the Securities in terms of present earnings and future prospects of the Company. The Company shall notify me or my executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Securities.

        (c) Assignment. The right of the Company to purchase any part of the Securities may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Securities subject to the assignment.

        (d) Restrictions Binding on Transferees. All transferees of Securities or any interest therein will receive and hold such Securities or interest subject to the provisions of this Notice of

Exercise, the Plan and the Stock Option Letter Agreement. Any sale or transfer of the Company's Securities shall be void unless the provisions of this Notice of Exercise are satisfied.

        (e) Termination of Rights. The Right of First Refusal granted the Company and the right to repurchase the Securities in the event of an involuntary transfer granted the Company, shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act. Upon termination of the Right of First Refusal, a new certificate or certificates representing the Securities not repurchased shall be issued, on request, without the legend referred to in this Notice of Exercise and delivered to me.

               I consent to the placing of a legend on my certificate(s) for the Securities stating that the Securities have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Securities until the Securities may be legally resold or distributed.

               The certificate or certificates representing the Securities shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE, DISTRIBUTION OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               I understand that at the present time Rule 144 of the Securities and Exchange Commission ("SEC") may not be relied on for the resale or distribution of the Securities by me. I understand that the Company has no obligation to me to register the Securities with the SEC and has not represented to me that it will register the Securities.

               I AM ADVISED, PRIOR TO MY PURCHASE OF THE SECURITIES, THAT NEITHER THE OFFERING OF THE SECURITIES NOR ANY OFFERING MATERIALS HAVE BEEN REVIEWED BY ANY ADMINISTRATOR UNDER THE SECURITIES ACT OF 1933, THE WASHINGTON STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES ACT (THE "ACTS") AND THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY OF THE ACTS AND THEREFORE CANNOT BE RESOLD

UNLESS THEY ARE REGISTERED UNDER THE ACTS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

        Dated:
               ------------------


------------------------------------         -----------------------------------
Taxpayer I.D. Number
                                             -----------------------------------

                                             Address
                                                    ----------------------------

                                                    ----------------------------

                                     RECEIPT


        The Company hereby acknowledges receipt from ___________________ in payment for shares of Common Stock of Throw Inc., a Washington corporation, of $__________________ in the form of:

        [ ]    Cash

        [ ]    Check (personal, cashier's or bank certified)

        [ ] Cancellation of indebtedness owed by Throw Inc. as of the date hereof

        [ ] shares of the Company's Common Stock, fair market value $_______________ per share held by the Optionee for a period of at least six (6) months

        [ ]    Copy of irrevocable instructions to Broker


                                       THROW INC.


                                       -----------------------------------------

                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

Date:
     ----------------------------
FMV on such date: $
                    -------------

                                   THROW INC.

                   NONQUALIFIED STOCK OPTION LETTER AGREEMENT


TO:  _____________________                      Date of Grant: _________________

        We are pleased to inform you that you have been selected by the Plan Administrator of Throw Inc.'s (the "Company") 1996 Stock Option Plan (the "Plan") to receive a nonqualified option for the purchase of _______ shares of the Company's Common Stock at an exercise price of $_____ per share. A copy of the Plan is attached and incorporated into this Nonqualified Stock Option Letter Agreement (the "Stock Option Letter Agreement") by reference. If such Plan has not been or is not approved by the shareholders of the Company, this option will be invalid.

        The terms of the option are as set forth in the Plan and in this Agreement. This Agreement is subject to and in accordance with the express terms and conditions of the Plan and is in all respects limited by and subject to the express terms and provisions of the Plan. The most important of the terms set forth in the Plan are summarized as follows:

        TERM:  The option will expire on __________.

        VESTING: The option shall vest and become exercisable according to the following schedule.

                  Date on and                          Portion of Total
       After which Option is Exercisable         Option which is Exercisable
       ---------------------------------         ---------------------------




        TERMINATION: Unless otherwise determined at any time by the Plan Administrator, the option will terminate immediately upon termination for Cause (as defined in the Plan) or one (1) year after termination of service as a result of retirement, early retirement at the Company's request, disability, or death, but in each case not later than the remaining term of the option.

        EXERCISE: During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death. You may use the Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option.

        PAYMENT FOR SHARES: Unless the Plan Administrator at any time determines otherwise, the option may be exercised by the delivery of:

        (a)    Cash, personal check, bank certified or cashier's check;

        (b) Tendering (either actually or, if and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of the capital stock of the Company held by you for a period of at least six (6) months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a fair market value at the time of exercise, as determined in good faith by the Plan Administrator, equal to the exercise price;

        (c) A properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations; or

        (d) Such other consideration as the Plan Administrator may permit, including without limitation cancellation of indebtedness owed to you by Throw as of the date of exercise.

        WITHHOLDING TAXES: As a condition to the exercise of a nonqualified stock option, you shall make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Company shall have the right to retain without notice sufficient shares of stock to satisfy the withholding obligation. Unless the Plan Administrator determines otherwise, you may satisfy the withholding obligation by electing to have the Company or related corporation withhold from the shares to be issued upon exercise that number of shares having a fair market value equal to the amount required to be withheld.

        TRANSFER OF OPTION: The option is not transferable except by will or by the applicable laws of descent and distribution.

        HOLDING PERIOD: In the case of a Nonqualified Stock Option, if shares are held for at least one year, any gain realized on disposition of the shares will be treated as long-term capital gain for federal income tax purposes. If an individual subject to Section 16 of the Exchange Act sells shares of Common Stock obtained upon the exercise of a stock option within six (6) months after the date the option was granted, such sale may result in short-swing profit recovery under Section 16(b) of the Exchange Act.

        MARKET STANDOFF AGREEMENT: In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, you hereby agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any portion of the option without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's public offering.

        REGISTRATION: YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 14.3 OF THE PLAN, WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO SELL THE SHARES ISSUED UPON THE EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION.

        Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                       Very truly yours,

                                       THROW INC.


                                       By
                                         ---------------------------------------

                          ACCEPTANCE AND ACKNOWLEDGMENT


        I, ___________________, a resident of the State of ________________, accept the nonqualified stock option described above and in Throw Inc.'s 1996 Stock Option Plan, and acknowledge receipt of a copy of this Agreement and a copy of the Plan. I have read and understand the Plan, including the provisions of Section 14.3.

        Dated:
               -------------------

----------------------------------                ------------------------------
Taxpayer I.D. Number
                                                  ------------------------------

                                                   Address
                                                          ----------------------

                                                          ----------------------

        By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

        Dated:
               -------------------


                                                  ------------------------------
                                                  Spouse's Signature

                                                  ------------------------------
                                                  Printed Name

        By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.

        Dated:
               -------------------


                                                  ------------------------------

                                                  ------------------------------

                 NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION


To:     Throw Inc.

        I, ___________________, a resident of the State of ________________, hereby exercise my nonqualified stock option granted by Throw Inc. (the "Company") on ____________, subject to all the terms and provisions thereof and of the 1996 Stock Option Plan referred to therein, and notify the Company of my desire to purchase _________________ shares of Common Stock of the Company (the "Securities") at the exercise price of ______________ per share which were offered to me pursuant to said option.

        I hereby represent and warrant that (1) I have been furnished with a copy of the Plan and all information which I deem necessary to evaluate the merits and risks of the purchase of the Securities; (2) I have had the opportunity to ask questions and receive answers concerning the information received about the Securities and the Company; and (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Securities and the Company.

        I am aware that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws, pursuant to exemption(s) from registration. I understand that the reliance by the Company on such exemption(s) is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

        I hereby represent and warrant that I am purchasing the Securities for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Securities.

        I understand that because the Securities have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Securities cannot be sold unless the Securities are subsequently registered or an exemption from registration is available.

        I agree that I will in no event sell or distribute all or any part of the Securities unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Securities or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

        In connection with the initial public offering of the Company's Securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's Securities, I agree not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any portion of the Securities without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such initial public offering.

        (a) Right of First Refusal. Before any Securities held by me or any transferee of mine (either being sometimes referred to as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Securities on the terms and conditions set forth in this section (a) (the "Right of First Refusal").

               (i) Notice of Proposed Transfer. The Holder of the Securities shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Securities; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(iii) the number of Securities to be transferred to each Proposed Transferee; and (iv) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Securities at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).

               (ii) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Securities proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (a)(iii) below.

               (iii) Purchase Price. The purchase price ("Purchase Price") for the Securities purchased by the Company or its assignee(s) under this section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v) Holder's Right to Transfer. If all of the Securities proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this section (a), then the Holder may sell or otherwise transfer such Securities to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this section (a) shall continue to apply to the Securities in the hands of such Proposed Transferee. If the Securities described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Securities held by the Holder may be sold or otherwise transferred.

               (vi) Exception for Certain Family Transfers. Anything to the contrary contained in this section notwithstanding, the transfer of any or all of the Securities during my lifetime or on my death by will or intestacy to my Immediate Family (as defined below) or a trust for the benefit of my Immediate Family shall be exempt from the provisions of this section (a). "Immediate Family" as used herein shall mean my spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Securities so transferred subject to the provisions of this section (a), and there shall be no further transfer of such Securities except in accordance with the terms of this section.

        (b)    Involuntary Transfer

               (i) Company's Right to Purchase upon Involuntary Transfer. In the event, at any time after the date of this Notice of Exercise, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in the above) of all or a portion of the Securities by the record holder thereof, the Company shall have the right to purchase all of the Securities transferred at the greater of the exercise price paid by me or the fair market value of the Securities on the date of transfer. Upon such a transfer, the person acquiring the Securities shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Securities shall be provided to the Company for a period of thirty
(30) days following receipt by the Company of written notice by the person acquiring the Securities.

               (ii) Price for Involuntary Transfer. With respect to any Securities to be transferred pursuant to the above subsection (b)(i), the price per share shall be a price set by the Board of Directors of the Company that will reflect the current value of the Securities in terms of present earnings and future prospects of the Company. The Company shall notify me or my executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Securities.

        (c) Assignment. The right of the Company to purchase any part of the Securities may be assigned in whole or in part to any shareholder or shareholders of the Company or other person or organizations; provided, however, that an assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Securities subject to the assignment.

        (d) Restrictions Binding on Transferees. All transferees of Securities or any interest therein will receive and hold such Securities or interest subject to the provisions of this Notice of Exercise, the Plan and the Stock Option Letter Agreement. Any sale or transfer of the Company's Securities shall be void unless the provisions of this Notice of Exercise are satisfied.

        (e) Termination of Rights. The Right of First Refusal granted the Company and the right to repurchase the Securities in the event of an involuntary transfer granted the Company, shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act. Upon termination of the Right of First Refusal, a new certificate or certificates representing the Securities not repurchased shall be issued, on request, without the legend referred to in this Notice of Exercise and delivered to me.

               I consent to the placing of a legend on my certificate(s) for the Securities stating that the Securities have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Securities until the Securities may be legally resold or distributed.

               The certificate or certificates representing the Securities shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

               (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

               (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               I understand that at the present time Rule 144 of the Securities and Exchange Commission ("SEC") may not be relied on for the resale or distribution of the Securities by me. I understand that the Company has no obligation to me to register the Securities with the SEC and has not represented to me that it will register the Securities.

               I AM ADVISED, PRIOR TO MY PURCHASE OF THE SECURITIES, THAT NEITHER THE OFFERING OF THE SECURITIES NOR ANY OFFERING MATERIALS HAVE BEEN REVIEWED BY ANY ADMINISTRATOR UNDER THE SECURITIES ACT OF 1933, THE WASHINGTON STATE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES ACT (THE "ACTS") AND THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY OF THE ACTS AND THEREFORE CANNOT BE RESOLD

UNLESS THEY ARE REGISTERED UNDER THE ACTS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

        Dated:
               ---------------------

------------------------------------         -----------------------------------
Taxpayer I.D. Number
                                             -----------------------------------

                                             Address
                                                    ----------------------------

                                                    ----------------------------

                                     RECEIPT


        The Company hereby acknowledges receipt from ___________________ in payment for shares of Common Stock of Throw Inc., a Washington corporation, of $__________________ in the form of:

        [ ]    Cash

        [ ]    Check (personal, cashier's or bank certified)

        [ ] Cancellation of indebtedness owed by Throw Inc. as of the date hereof

        [ ] shares of the Company's Common Stock, fair market value $_______________ per share held by the Optionee for a period of at least six (6) months

        [ ]    Copy of irrevocable instructions to Broker


                                         THROW INC.


                                         ---------------------------------------

                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


Date:
     ----------------------------

FMV on such date: $
                   --------------